UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 29, 2006
                                                        ------------------


                               ESCALA GROUP, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                        1-11988                22-2365834
          --------                        -------                ----------
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)

                                623 Fifth Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 421-9400
                                ----------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

          On September 29, 2006, the Company received a Staff Determination notice from the Nasdaq Stock Market stating that, as a result of its failure to file its annual report on Form 10-K for the fiscal year ended June 30, 2006, the Company is not in compliance with Nasdaq's Marketplace Rule 4310 (c)(14). The notice stated that unless the Company requests a hearing before a Nasdaq Listing Qualification Panel to review the Staff Determination, trading in the Company's common stock will be suspended. The Company intends to request a hearing before a Nasdaq Listing Qualification Panel. There can be no assurance that the Panel will grant the request for continued listing.

          The Company issued a press release relating to the Nasdaq Staff Determination notice. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

          (d) Exhibits. The following exhibit is attached hereto and this list is intended to constitute the exhibit index.

               99.1 Press release, dated October 2, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 2, 2006


                                              ESCALA GROUP INC.


                                              By: /s/ Matthew Walsh
                                              ---------------------
                                              Name:  Matthew Walsh
                                              Title: Chief Financial Officer and
                                                     Executive Vice President